EXHIBIT 10.8

CLIFFORD CHANCE
                                                                  CONFORMED COPY


                               DATED 8 APRIL 2003


                      STRUCTURED FINANCE MANAGEMENT LIMITED
                                  as the Parent

                                       and

                             BARCLAYCARD FUNDING PLC
                                as the MTN Issuer

                                       and

                                BARCLAYS BANK PLC
                                as the Originator

                                       and

                      STRUCTURED FINANCE MANAGEMENT LIMITED
                         as Corporate Officers Provider

                                       and

                       THE BANK OF NEW YORK, LONDON BRANCH
                                 as Note Trustee


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                     MTN ISSUER CORPORATE OFFICERS AGREEMENT

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                                                 CONTENTS

CLAUSE                                                                      PAGE
1.     Definitions And Interpretation..........................................1
2.     Nomination Of Directors And Company Secretary...........................1
3.     Provision Of Services And Additional Services...........................3
4.     Confidentiality.........................................................3
5.     Indemnity...............................................................4
6.     Engagement Of Third Parties.............................................5
7.     Remuneration, Costs And Expenses........................................5
8.     Termination.............................................................5
9.     Non-Petition............................................................6
10.    Non-Assignment..........................................................6
11.    Invalidity..............................................................6
12.    Non-Exclusive Appointment...............................................6
13.    Exclusion Of Third Party Rights.........................................7
14.    Notices.................................................................7
15.    Counterpart Execution...................................................8
16.    Governing Law...........................................................8


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THIS AGREEMENT is made on         March 2003

BETWEEN

(1) STRUCTURED FINANCE MANAGEMENT LIMITED (registered number 3853947) whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the "PARENT");

(2) BARCLAYCARD FUNDING PLC (registered number 2530163) whose registered office is at 54 Lombard Street, London EC3P 3AH (the "MTN ISSUER");

(3) BARCLAYS BANK PLC (registered number 1026167) whose registered office is at 54 Lombard Street, London EC3P 3AH (the "ORIGINATOR");

(4) STRUCTURED FINANCE MANAGEMENT LIMITED, (registered number 3853947) whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the "CORPORATE OFFICERS PROVIDER");

(5) THE BANK OF NEW YORK, LONDON BRANCH of One Canada Square, London E14 5AL (the "NOTE TRUSTEE").

WHEREAS

The Corporate Officers Provider has agreed with the other parties hereto to provide the services set out in Clauses 2 to 4 below, on the terms and conditions of this Agreement.

IT IS HEREBY AGREED AS FOLLOWS:

1.     DEFINITIONS AND INTERPRETATION

1.1 In this Agreement each reference to a party shall be deemed to include its successors and permitted assigns. For this purpose "successor" means in relation to a party an assignee or successor in title of such party or any person who, under the laws of its jurisdiction of incorporation or domicile has assumed the rights and/or obligations of such party or to whom under such laws the same have been transferred.

1.2 References herein to the "Articles of Association" are to the Memorandum and Articles of Association of the relevant company as amended from time to time.

1.3 References herein to the "Companies Act" are to the Companies Act 1985 and any other legislation supplemental to it.

2.     NOMINATION OF DIRECTORS AND COMPANY SECRETARY

2.1    For so long as this Agreement remains in force:

       2.1.1 the Originator will be entitled to, and shall, nominate three people willing to serve in the capacity of director of the MTN Issuer and the Originator shall have nominated Barcosec Limited, Barometers Limited and Mr. Richard Francis Sommers as its first nominees in such capacities (together with Mr. Timothy Gaffney as Richard Sommers' nominated alternate);

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       2.1.2  the Corporate Officers Provider will be entitled to, and shall, nominate two persons willing to serve in the capacity of director of the MTN Issuer (and shall have nominated SFM Directors Limited (registered number 3920254) and SFM Directors (No. 2) Limited, (registered number 4017430) as its first nominees in such capacity). Nothing herein shall prevent the Corporate Officers Provider from nominating itself as a corporate director of the MTN Issuer; and

       2.1.3 the Originator will be entitled to, and shall, nominate one person willing to serve in the capacity of company secretary of the MTN Issuer and has nominated Barcosec Limited as its first nominee in such capacity.

2.2 In relation to any person nominated or deemed to be nominated under (a) above, whichever of the Originator or the Corporate Officers Provider nominated that person, is referred to below as that person's "appointor".

2.3 Each appointor hereby confirms to the other that, if a person nominated or deemed to be nominated by it should resign or retire or for any other reason cease to act as a director or company secretary of the MTN Issuer, it will promptly:

       2.3.1 procure that such director or company secretary (as the case may be) shall acknowledge in writing that he has no claim of any nature whatsoever against the MTN Issuer;

       2.3.2  nominate another person willing to act in the relevant capacity;
              and

       2.3.3  procure the consent of that other person to act in that capacity.

2.4 Each appointor shall procure that each of the persons respectively nominated or deemed to be nominated by it from time to time as provided above accepts the relevant appointment and acts in the relevant capacity without fee or remuneration from the MTN Issuer, save that nothing in this Agreement shall prejudice any right to remuneration on the part of the Corporate Officers Provider under Clause 7 hereof.

2.5 The Parent undertakes and agrees that it shall, to the extent permitted thereunder, exercise its rights as a shareholder of the MTN Issuer and all rights and powers vested in it under the Articles of Association of the MTN Issuer so as to procure that the board of directors of the MTN Issuer comprises at all times three nominees of the Originator (provided that the Originator shall have nominated such persons to such office) and two nominees of the Corporate Officers Provider as provided under paragraph 2.1 above.

2.6    2.6.1  The obligations of the MTN Issuer and the Corporate Officers
              Provider under this Agreement are solely the corporate obligations of the MTN Issuer and the Corporate Officers Provider.

       2.6.2 No recourse shall be had in respect of any obligation or claim arising out of or based upon this Agreement against any employee, officer or director of the Corporate Officers Provider or the MTN Issuer, save where the claim, demand, liability, cost or expense in connection therewith arises from the negligence, wilful default or breach of duty of such employee, officer or director of the Corporate Officers Provider or the MTN Issuer.

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2.7    The Corporate Officers Provider hereby acknowledges that it is solely responsible for and undertakes that it shall, and shall procure that each director nominated by it hereunder, will pay to the appropriate authorities all income tax, National Insurance contributions and any other taxes, liabilities, assessments or claims howsoever arising from or made in connection with the performance by the Corporate Officers Provider of its obligations under this Agreement and the performance by any director or company secretary nominated by the Corporate Officers Provider of his/her obligations as contemplated in this Agreement and/or in respect of the termination of this Agreement.

2.8 The Corporate Officers Provider and the Originator shall procure that at all times a majority (by number) of the directors nominated by them under
       (a) above, for the MTN Issuer will be resident in the UK (and not in any other jurisdiction) for the purposes of UK income tax.

3.     PROVISION OF SERVICES AND ADDITIONAL SERVICES

       The services (the "SERVICES") provided by the Corporate Officers Provider to the MTN Issuer shall comprise:

       3.1.1 a full review of the documentation for the issuance of any medium term notes or note certificates by the MTN Issuer and attendance by its nominated directors at all meetings in relation to the closing of any such transaction; and

       3.1.2 preparation for and the attendance at two company meetings of the MTN Issuer by its nominated directors (a directors' meeting and an Annual General Meeting) on up to two days in any calendar year; and

       3.1.3 preparation for and attendance at meetings of the MTN Issuer by its nominated directors and such other services, both supplementary to, and other than, those set out above, which the MTN Issuer or the Note Trustee may, from time to time, request the Corporate Officers Provider to carry out ("ADDITIONAL SERVICES").

4.     CONFIDENTIALITY

       The Corporate Officers Provider shall not, and hereby undertakes to procure that:

       4.1.1 each person nominated or deemed to be nominated by the Corporate Officers Provider as a director or company secretary of the MTN Issuer (an "OFFICER"); and,

       4.1.2  any agent appointed by it pursuant to this Agreement shall not (regardless of whether or not such person shall still be in office), at any time disclose to any person, firm or company whatsoever, and shall treat as confidential, any information relating to the business, finances or other matters of the Originator or the MTN Issuer which such person may have obtained as a result of (in the case of the Corporate Officers Provider) its role under this Agreement or as (aa) an Officer or as employer of, or principal to, any Officer or (in the case of any Officer) such Officer's position as an Officer, or (bb) an agent of the Corporate Officers Provider, or otherwise have become possessed of, and the Corporate Officers Provider shall use its best


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       endeavours to prevent any such disclosure provided however that the provisions of this Clause 4 shall not apply:

              (a) to the disclosure of any information already known to the recipient, otherwise than in breach of this Clause 4;

              (b) to the disclosure of any information which is or becomes public knowledge otherwise than in breach of this Clause 4;

              (c) to any extent that disclosure is required pursuant to any law or order of any court or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank or any governmental or other regulatory or taxation authority (including, without limitation, any official bank examiners or regulators or the London Stock Exchange);

              (d) to the disclosure of any information to professional advisers to, or agents of the Corporate Officers Provider or the Originator, who receive the same under a duty of confidentiality; and

              (e) to the disclosure of any information with the consent of all the parties hereto or to the Note Trustee,

       and the Corporate Officers Provider hereby agrees to indemnify and hold harmless the Originator and the MTN Issuer for all losses, damages, expenses, costs, claims and charges arising from or caused by any disclosure of information by any of the Corporate Officers Provider, any Officer nominated or deemed to be nominated by it or any agent appointed by it which disclosure is made contrary to the provisions of this Clause 4.

5.     INDEMNITY

       The MTN Issuer shall, on written demand of the Corporate Officers Provider, indemnify and hold harmless the Corporate Officers Provider and any Officer provided by the Corporate Officers Provider and any of the directors, officers, employees and agents of the Corporate Officers Provider at the time of such demand, against any liabilities, actions, proceedings, claims or demands whatsoever which it or any of them may incur or be subject to in direct consequence of this Agreement or as a direct result of the performance of the functions and obligations provided for under this Agreement except as a result of:

       5.1.1  a breach by the Corporate Officers Provider of this Agreement or

       5.1.2 the negligence, wilful default, dishonesty or fraud of the Corporate Officers Provider, any Officer which is provided by the Corporate Officers Provider or any of the directors, officers, employees or agents of the Corporate Officers Provider, as the case may be.

       This indemnity shall expressly inure to the benefit of any director, officer, employee or agent existing or future of the Corporate Officers Provider. The termination of this Agreement shall not affect the rights and obligations of the parties arising under this Clause 5 prior to such termination.

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6.     ENGAGEMENT OF THIRD PARTIES

       The Corporate Officers Provider may appoint agents to perform any of the duties to be performed by the Corporate Officers Provider; provided, however, that the Corporate Officers Provider shall remain liable for the performance of any duties by any agent as if such duty had been performed directly by the Corporate Officers Provider.

       The Corporate Officers Provider shall not be liable for any loss to the MTN Issuer arising from the negligence, fraud or wilful misconduct of any delegate appointed pursuant to this Clause 6 in the event that the MTN Issuer has given its written consent to such appointment, except to the extent such loss is caused by the negligence, wilful default, dishonesty or fraud of the Corporate Officers Provider.

7.     REMUNERATION, COSTS AND EXPENSES

       The Corporate Officers Provider shall be entitled to payment by the MTN Issuer of an amount to be agreed between the MTN Issuer and the Corporate Officers Provider (together with Value Added Tax, if any, thereon). Such amount shall consist of (i) remuneration for the services provided under this Agreement (including Additional Services, if appropriate) to the MTN Issuer and (ii) reimbursement or prepayment of the operational costs and expenses of the MTN Issuer, both payable, subject to the terms and conditions of a fee letter of even date hereof.

       Each of the MTN Issuer and the Note Trustee agrees that the Corporate Officers Provider is not required to advance, expend or use its own funds or otherwise incur any liability on its own account in the provision of the Services or the Additional Services.

       Subject to the timely receipt of funds from the MTN Issuer, the Corporate Officers Provider undertakes, if requested, to pay in a timely manner, on behalf of the MTN Issuer, all operational costs (together with any Value Added Tax thereon) incurred by the MTN Issuer in relation to this Agreement.

       Such operational costs shall include legal and auditor's fees, telex, stationery, facsimile and telephone costs and other fees or expenses payable to administer the MTN Issuer and to maintain the MTN Issuer in existence and duly registered.

       Any reference to any fee, cost, loss, disbursement, commission, damages, expense, charge or liability incurred by any party and in respect of which such party is to be reimbursed (or indemnified) by any other person under the terms of this Agreement shall, save where the context otherwise requires, include a reference to such part of such cost or expense as represents any Value Added Tax save to the extent that such party is entitled to obtain credit or repayment in respect of such Value Added Tax from HM Customs and Excise or any other tax authority.

8.     TERMINATION

       This Agreement shall terminate on one of the parties giving notice in writing to the other parties hereto terminating the appointment as provided below:

       8.1.1 on the winding up or dissolution of the MTN Issuer, on the completion of all requisite corporate formalities related thereto; or

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       8.1.2  on a material breach by either:

              (a) the Corporate Officers Provider of its duties hereunder including its material failure to carry out the Services or the Additional Services on one months' notice by any of the parties to this Agreement; or

              (b) the MTN Issuer of its obligations hereunder if such material breach has not been remedied within one month after notice of such breach being given to the MTN Issuer by the Corporate Officers Provider.

       Upon the termination of the Corporate Officers Provider's appointment, the Corporate Officers Provider shall deliver to the MTN Issuer, or as it shall direct, all books of account, records, registers, correspondence and all documents relating to the affairs of or belonging to it and in possession of or under the control of the Corporate Officers Provider.

       The Parent hereby covenants with the Note Trustee that it shall not sell, charge, exchange, transfer or otherwise deal in the shares which it holds in the MTN Issuer without the prior written consent of the Note Trustee.

9.     NON-PETITION

       The Corporate Officers Provider agrees that it shall not be entitled, at any time, to institute or join any person in instituting against the MTN Issuer any bankruptcy, winding-up, re-organisation, arrangement, administration, insolvency, liquidation or other similar or analogous proceedings under applicable law in connection with the fees and / or any other amounts payable to the Corporate Officers Provider pursuant to this Agreement.

10.    NON-ASSIGNMENT

       The rights and obligations of the parties hereto are personal, and, shall not be capable of assignment, except with the consent of the Note Trustee.

11.    INVALIDITY

       The invalidity or enforceability of any part of this Agreement shall not prejudice or affect the validity or enforceability of the remainder.

12.    NON-EXCLUSIVE APPOINTMENT

       The Corporate Officers Provider shall be entitled to provide services of a like nature to those to be provided by the Corporate Officers Provider under this Agreement to any other person. The Corporate Officers Provider shall not be deemed to be affected with notice of or to be under any duty to disclose to the MTN Issuer any fact or matter which may come to the notice of the Corporate Officers Provider or any Officer in the course of the Corporate Officers Provider rendering similar services to other persons or in the course of business in any other capacity or in any manner whatsoever otherwise than in the course of carrying out its duties hereunder.

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13.    EXCLUSION OF THIRD PARTY RIGHTS

       A person who is not a party to this Agreement has no right under the Contract (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of any third party which is available apart from that Act.

14.    NOTICES

       Any notice or communication to be given pursuant to this Agreement by any of the parties hereto shall be given if delivered by hand, sent by prepaid first class post or fax transmission and shall be deemed to be given (in the case of delivery by hand) when delivered to the address of the intended recipient or (in the case of delivery by mail) when it would be received in the ordinary course of the post or, (in the case of fax transmission) when a successful transmission report is generated, and shall be sent to the intended recipient's address or fax number (as appropriate) set out under its name below, or at such other fax number or address as may be designated by such party in a written notice to the other parties.

       To the Parent:              Structured Finance Management Limited
                                   Blackwell House
                                   Guildhall Yard
                                   London EC2V 5AE
                                   Fax No: (020) 7556 0975
                                   Attention: The Directors

       To the MTN Issuer:          Barclaycard Funding PLC
                                   54 Lombard Street
                                   London EC3P 3AH
                                   Fax No:  (020) 7699 3271
                                   Attention: The Directors

       To the Originator:          Barclaycard
                                   1234 Pavilion Drive
                                   Northampton NN4 7SG
                                   Fax No: (01604) 256822
                                   Attention: The Secretary

       cc.:                        Barclays Bank PLC
                                   54 Lombard Street
                                   London EC3P 5AH
                                   Fax No:  (020) 7699 3322
                                   Attention: Senior Director, Capital Planning

       To the Corporate
       Officers Provider:          Structured Finance Management Limited
                                   Blackwell House
                                   Guildhall Yard
                                   London EC2V 5AE
                                   Fax No:  020 7556 0975
                                   Attention: The Directors

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       To the Note Trustee         The Bank of New York, London Branch
                                   One Canada Square
                                   London E14 5AL
                                   Fax No:  (020) 7964 6061/6399
                                   Attention: Corporate Trust Administration

15.    COUNTERPART EXECUTION

       This Agreement may be executed in any number of counterparts and by each party on a separate counterpart each of which when so executed shall constitute an original but all such counterparts shall constitute one and the same instrument.

16.    GOVERNING LAW

       This Agreement is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS WHEREOF the parties hereto have executed this Agreement the date first above written.



SIGNED by                                   )
                                            )
As duly authorised signatory for and        )
on behalf of SFM Directors Limited          )
as Director of                              )
BARCLAYCARD FUNDING PLC                     )
(as MTN Issuer)



SIGNED by                                   )
                                            )
for and on behalf of                        ) PAUL HUNTER
BARCLAYS BANK PLC                           )
(as Originator)                             )





SIGNED by                                   )
                                            )
for and on behalf of                        )
STRUCTURED FINANCE                          ) RYAN O'ROURKE
MANAGEMENT LIMITED                          )
(as Corporate Officers Provider             )
and Parent)                                 )



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SIGNED by                                   )
                                            )
for and on behalf of                        ) RASHNA AHMED
THE BANK OF NEW YORK                        )
LONDON BRANCH                               )
(as Note Trustee)                           )



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